UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 13, 2002

Ultratech Stepper, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22248	94-3169580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Zanker Road, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 321-8835

N/A
(Former name or former address, if changed since last report)

Item 7.    Exhibits.

Exhibit	Description

99.1	Certifications of Chief Executive Officer and Chief Financial Officer

Item 9.    Regulation FD Disclosure.

On August 13, 2002, Ultratech Stepper, Inc. submitted to the U.S. Securities and Exchange Commission the certifications of its Chief Executive Officer and its Chief Financial Officer under Section 906 of the Sarbanes-Oxley Act with respect to the company’s periodic report on Form 10-Q for the fiscal quarter ended June 29, 2002.  The full text of these certifications are included as exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ultratech Stepper, Inc.

Date: August 13, 2002	By:	/s/ Bruce R. Wright
	Name:	Bruce R. Wright
	Title:	Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Certifications of Chief Executive Officer and Chief Financial Officer